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                                                                 Exhibit 10.14.1

                                     WAIVER

         This Waiver (this "WAIVER") waives certain covenants of that certain Credit Agreement dated as of May 9, 1997 (as amended, modified and supplemented from time to time, the "CREDIT AGREEMENT"), among COLORADO PRIME CORPORATION, a Delaware corporation ("BORROWER"), each institution identified as a lender on Annex I thereto (each, together with its successors and assigns, a "LENDER"), and DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, ("ADMINISTRATIVE AGENT") acting as the Agents for itself and the other Lenders, and is entered into as of September 25, 1998 among Borrower, the Administrative Agent and the Lenders executing the signature pages hereof.

                                    RECITALS

         WHEREAS, Borrower is required pursuant to Sections 8.1 and 8.2 of the Credit Agreement to satisfy certain financial covenants;

         WHEREAS, for the Fiscal Quarter ending on the date hereof, Borrower is out of compliance with the financial ratios contained in Section 8.1, and for the Fiscal Year ending on the date hereof, Borrower has exceeded the permitted level of Capital Expenditures contained in Section 8.2; and

         WHEREAS, Borrower has requested that the Lenders waive the Events of Default which have resulted from Borrower's failure to comply with the requirements of Section 8.1 for the Fiscal Quarter ending on the date hereof and
Section 8.2 for the Fiscal Year ending on the date hereof;

                                    AGREEMENT

         NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, and the provisions of Section 1.2 of the credit agreement shall apply hereto as if fully set forth herein.

2.       Waiver.

         (a) Section 8.1. Required Lenders waive the Events of Default which have resulted from Borrower's failure to comply with Section 8.1 of the Credit Agreement solely with respect to the Fiscal Quarter ending on the date hereof.

         (b) Section 8.2. Required Lenders waive the Events of Default which have resulted
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from Borrower's failure to comply with Section 8.2 of the Credit
Agreement solely with respect to the Fiscal Year ending on the date hereof.

3. Fee. As consideration for Lenders agreeing to the various waivers contained herein, Borrower agrees to pay Lenders a one time fee equal to the Total Commitments outstanding on the date hereof multiplied by three-eighths of one percent (0.375%).

4. Representations. To induce the Administrative Agent and the Lenders to enter into this Waiver, Borrower hereby represents and warrants as follows:

         (a) Representations and Warranties. All representations and warranties contained in the Credit Agreement and the other Credit Documents are true and correct in all material respects on and as of the date hereof as if made on the date hereof, other than representations and warranties that expressly relate solely to an earlier date; and

         (b) No Defaults. Except as waived hereby, no Default or Event of Default has occurred and is continuing as of the date hereof;

5. Counterparts. This Waiver may be executed in any number of counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same agreement.


                            [SIGNATURE PAGES FOLLOW]


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         IN WITNESS WHEREOF, the parties hereto have caused this Waiver to be executed and delivered by their proper and duly authorized officers as of the date set forth above.

                                    BORROWER:

                                    COLORADO PRIME CORPORATION,
                                    a Delaware corporation


                                    By: _______________________________
                                    Title: ______________________________


                                    ADMINISTRATIVE AGENT:

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as the
                                    Administrative Agent


                                    By: _______________________________


                                    By: _______________________________


                                    LENDERS:

                                    DRESDNER BANK AG, NEW YORK AND
                                    GRAND CAYMAN BRANCHES, as a Lender


                                    By: _______________________________


                                    By: _______________________________


                                    BANK LEUMI TRUST COMPANY OF NEW
                                    YORK, as a Lender
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                                    By: _______________________________


                                    By: _______________________________


                                    BANKBOSTON, N.A., as a Lender


                                    By: _______________________________


                                    By: _______________________________


                                    IBJ SCHRODER BANK & TRUST COMPANY,
                                    as a Lender


                                    By: _______________________________


                                    By: _______________________________


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